UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 13, 2008

NIGHTHAWK RADIOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51786	87-0722777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Northwest Boulevard, Suite 202

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 676-8321

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 13, 2008, NightHawk Radiology Holdings, Inc. issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2007. A copy of this press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The company is making reference to non-GAAP financial information in both the press release and on the conference call. A reconciliation of non-GAAP financial measures contained in the press release to the comparable GAAP financial measures is contained in the attached press release and a reconciliation of this and other non-GAAP financial information provided on the conference call is contained on the company’s Investor Relations web page at www.nighthawkrad.net.

The information provided under Item 2.02 in this Form 8-K and the Exhibit attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 13, 2008, the company announced that Mr. Timothy M. Mayleben will be resigning as the company’s President and Chief Operating Officer at the end of February. Concurrently with his resignation as President and Chief Operating Officer, Mr. Mayleben will be resigning as a member of the company’s Board of Directors.

Dr. Paul Berger, the company’s Chief Executive Officer and Chairman of the Board of Directors will again assume the role of President and Chief Executive Officer effective upon Mr. Mayleben’s resignation. In addition, upon Mr. Mayleben’s resignation, Mr. Jon Berger will assume the role of interim Chief Operating Officer in addition to his duties as Senior Vice President of Corporate Development and Strategy and will continue in this capacity until a permanent Chief Operating Officer is identified. Each of Dr. Berger and Mr. Berger will continue to receive his current annual base salary and will continue to be eligible for and subject to the current bonus terms as set forth in the company’s performance-based bonus programs.

Finally, on February 13, 2008, the company announced that Mr. Glenn Cole will be resigning as the company’s Senior Vice President and Chief Financial Officer at a date yet to be determined. Mr. Cole will continue in his role until a replacement chief financial officer is identified.

The Company announced the resignations of Mr. Mayleben and Mr. Cole as part of a press release issued on February 13, 2008, a copy of which is being filed as Exhibit 99.2 to this Form 8-K and which is incorporated herein by reference in its entirety.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective February 7, 2008, the Compensation Committee of the company’s Board of Directors adopted an amendment to the company’s Performance-Based Cash Bonus Program in which the company’s named executive officers participate such that the Compensation Committee can elect to pay such performance bonus amounts in the form of cash or equity awards. The amendment adopted by the Compensation Committee applies not only to the 2007 plan, but also to incentive plans for future periods.

The changes adopted by the Compensation Committee are consistent with the Committee’s overall goal to further align management incentive programs with the interests of the company’s shareholders.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated February 13, 2008

99.2	Press Release dated February 13, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2008

NIGHTHAWK RADIOLOGY HOLDINGS, INC.

By:	/s/ Paul E. Cartee
Paul E. Cartee
Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 13, 2008

99.2	Press Release dated February 13, 2008